Statement of Additional Information Supplement	January 30, 2019

Putnam Small Cap Value Fund
Statement of Additional Information dated June 30, 2018

Effective January 31, 2019, the sub-sections Other accounts managed and Ownership of securities in the PORTFOLIO MANAGER section are restated in their entirety as follows to reflect that the fund’s portfolio manager is now Michael Petro.

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund's portfolio manager managed as of December 31, 2018. The other accounts may include accounts for which the individual was not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

Other accounts
(including separate
accounts, managed
account programs and
	Other SEC-registered		Other accounts that		single-sponsor defined
Portfolio	open-end and closed-		pool assets from more		contribution plan
manager	end funds		than one client		offerings)
	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets
Michael Petro	0	$0	1	$200,000	1	$500,000

Ownership of securities

The dollar range of shares of the fund owned by Mr. Petro as of 12/31/2018, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was between $1 - $10,000.

SAI Supplement – 1/19